UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2019

THE MICHAELS COMPANIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36501	37-1737959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8000 Bent Branch Drive Irving, Texas	75063
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 409-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.06775 par value	MIK	Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2019, Peter F. Wallace notified The Michaels Companies, Inc. (the “Company”) of his decision to resign from the Company’s board of directors (the “Board”), effective immediately.   Mr. Wallace’s decision was not as a result of any disagreement with the Company. The Board wishes to thank Mr. Wallace for his service and the numerous contributions he has made to the success of the Company.

Item 8.01  Other Events

On October 11, 2019, certain investment funds affiliated with The Blackstone Group Inc. (collectively, the “Blackstone Investors”) entered into a letter agreement with the Company and certain investment funds affiliated with Bain Capital Private Equity, L.P. (collectively, the “Bain Investors”) pursuant to which the Blackstone Investors irrevocably waived their rights under the Investor Agreement, dated as of June 26, 2014, by and among the Company, the Blackstone Investors and the Bain Investors, to nominate and/or designate persons to the Board.  In addition, the Blackstone Investors agreed that, with respect to any vote, consent or other approval to come before the Company’s stockholders, they would vote their shares of the Company’s common stock in excess 9.99% of the outstanding common stock in the same manner and in the same proportion as those shares voted by the other holders of the Company’s common stock.

The foregoing description of the letter agreement does not purport to be complete and is qualified in its entirety by the full text of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Description
10.1	Letter agreement, dated October 11, 2019, by and among The Michaels Companies, Inc. and certain investment funds affiliated with The Blackstone Group Inc. and Bain Capital Private Equity, L.P.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MICHAELS COMPANIES, INC.

By:	/s/ Navin Rao
Name:	Navin Rao
Title:	Vice President and Secretary

Date: October 11, 2019